                                                                    EXHIBIT 99.2


                             U.S. TECHNOLOGIES INC.

                      INTRODUCTION TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the purchase on April 12, 2000 and March 27, 2001, respectively, by U.S. Technologies Inc. ("USXX") of all of the outstanding equity interests of E2Enet, Inc. ("E2E") and Yazam.com, Inc. ("Yazam"), both development stage enterprises. The proforma balance sheet is presented as if the acquisition of Yazam occurred on December 31, 2000. The proforma statement of operations is presented as if each of the acquisitions of E2E and Yazam occurred on January 1, 2000. The pro forma condensed consolidated financial statements have been prepared and/or derived from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of USXX, E2E and Yazam.

         The unaudited pro forma condensed consolidated balance sheet assumes that all outstanding shares of Yazam common stock and all preferred stock of Yazam were acquired by USXX as of December 31, 2000 and reflect preliminary application of the purchase method of accounting for the acquisition. USXX acquired assets with an estimated fair market value of approximately $32,949,000 and assumed liabilities of approximately $2,015,000 in exchange for payment of $22,000,000 in cash, $7,714,000 of USXX's Series F redeemable convertible preferred stock and $880,000 of USXX's common stock warrants. The Series F preferred shares are redeemable at the option of the holder in the event that a charter amendment authorizing additional common shares is not effected by September 1, 2001, except for those shareholders who waived such redemption right on July 19 and 20, 2001. The unaudited pro forma condensed consolidated balance sheet gives effect to the cash used in the operations of Yazam from January 1, 2001 to March 27, 2001. The application of the purchase method of accounting for the E2E acquisition is already incorporated into the historical consolidated balance sheet of USXX as of December 31, 2000.

         The unaudited pro forma consolidated statement of operations gives effect to the E2E and Yazam acquisitions as if they had occurred on January 1, 2000 and include appropriate adjustments for amortization and other items related to the transaction, but exclude any potential cost savings. Further, Yazam had effectively curtailed its operations during December 2000 and had begun a process of liquidating its assets prior to the purchase by USXX.

         The pro forma adjustments are based on preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma consolidated financial statements do not purport to represent the consolidated results that would have been obtained had the transaction occurred at the dates indicated, as assumed, nor do they purport to present the results which may be obtained in the future.

                             U.S. TECHNOLOGIES INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2000
                                  (UNAUDITED)

                                                  HISTORICAL                                       U.S.
                                          ---------------------------                          TECHNOLOGIES,
                                              U.S.                                                 INC.
                                          TECHNOLOGIES,    YAZAM.COM     PRO FORMA               PRO FORMA
                                              INC.           INC.       ADJUSTMENTS    NOTES   CONSOLIDATED
                                          -------------   -----------   ------------   -----   -------------
                                                   ASSETS
Current Assets
  Cash and cash equivalents.............  $      6,110    $35,427,363   $ 22,000,000     (A)    $ 5,418,871
                                                                         (22,000,000)    (B)
                                                                         (22,000,000)    (D)
                                                                          (8,014,602)    (B)
  Accounts receivable, less allowance...       401,253      1,263,799                             1,665,052
  Inventories...........................       169,834             --                               169,834
  Prepaid expenses......................        81,848        441,835                               523,683
                                          ------------    -----------   ------------            -----------
         Total current assets...........       659,045     37,132,997    (30,014,602)             7,777,440
                                          ------------    -----------   ------------            -----------
  Property and equipment, net...........       656,820      1,918,728                             2,575,548
Other assets:
  Investment in associated companies....     3,434,217      1,631,258                             5,065,475
  Note receivable.......................        90,000             --                                90,000
  Security deposits.....................                      770,905                               770,905
  Goodwill..............................                    1,634,394                             1,634,394
  Other.................................           450             --                                   450
                                          ------------    -----------   ------------            -----------
         Total other assets.............     3,524,667      4,036,557              0              7,561,224
                                          ------------    -----------   ------------            -----------
         Total assets...................  $  4,840,532    $43,088,282   $(30,014,602)           $17,914,212
                                          ============    ===========   ============            ===========
                                    LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities
  Accounts payable and accrued
    expenses............................  $  2,006,571    $ 3,613,477        400,000     (B)    $ 6,020,048
  Obligation under put option assumed in
    conjunction with E2E acquisition....     2,000,010                                            2,000,010
  Due to Yazam shareholders.............                      466,413                               466,413
  Line of credit........................       197,392                                              197,392
  Notes payable.........................       685,861                                              685,861
  Notes payable Yazam acquisition.......                                  22,000,000     (A)              0
                                                                         (22,000,000)    (D)
                                          ------------    -----------   ------------            -----------
         Totals current liabilities.....     4,889,834      4,079,890        400,000              9,369,724
Series F convertible preferred stock....            --                     7,713,790     (B)      7,713,790
Stockholders' equity
  Common stock..........................       592,216          1,989         (1,989)    (B)        592,216
  Convertible preferred stock...........    21,958,689     85,150,000    (85,150,000)    (B)     21,958,689
  Convertible preferred stock,
    subscribed but unissued.............     1,199,200             --                             1,199,200
  Additional paid in capital............    27,601,507      9,587,864     (9,587,864)    (B)     34,503,787
                                                                           6,022,280     (C)
                                                                             880,000     (B)
  Deferred compensation.................                     (346,391)       346,391     (B)              0
  Accumulated deficit...................   (51,400,914)   (44,712,759)    44,712,759     (B)    (57,423,194)
                                                                          (6,022,280)    (C)
  Foreign currency translation
    adjustments.........................                       77,741        (77,741)    (B)              0
  Treasury stock, at cost...............                  (10,750,052)    10,750,052     (B)              0
                                          ------------    -----------   ------------            -----------
         Total Stockholders' Equity.....       (49,302)    39,008,392    (38,128,392)               830,698
                                          ------------    -----------   ------------            -----------
         Total Liabilities and Equity...  $  4,840,532    $43,088,282   $(30,014,602)           $17,914,212
                                          ============    ===========   ============            ===========

                            U.S. TECHNOLOGIES INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

     Please refer to the accompanying "Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements".

Note (A) Adjustment to record proceeds from bank note to fund cash portion of purchase price. Note bears interest at 6% and matures on April 27, 2001.

Note (B) Records the purchase of the remaining assets of Yazam utilizing purchase accounting. The unaudited pro forma consolidated balance sheet assumes that all outstanding shares of Yazam common stock and all preferred stock are acquired by USXX in exchange for $22,000,000 in cash, $7,713,790 in Series F redeemable convertible preferred stock and $880,000 in warrants. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed in connection with the acquisition as if it occurred December 31, 2000:

Cash........................................................            $ 5,413,000
Accounts receivable.........................................              1,264,000
Investments in associated companies
  3G Vision.................................................   62,000
  Baobab....................................................  151,000
  Coremarkets...............................................  350,000
  Gammasite.................................................   76,000
  Incepto...................................................   44,000
  Phlair....................................................  166,000
  EZ Face...................................................   30,000
  Quintessence..............................................  180,000
  Selis.....................................................   24,000
  Soneta....................................................  432,000
  TravelBond................................................   41,000
  Square.com................................................   75,000
                                                              -------
                                                                          1,631,000
Other assets................................................              4,766,000
Accounts payable and accrued expenses.......................             (4,480,000)
                                                                        -----------
                                                                        $ 8,594,000
                                                                        ===========

     The Pro Forma Condensed Consolidated Balance Sheet gives effect to the cash used in the operations of Yazam from January 1, 2001 to March 27, 2001.

Note (C) Adjustment for deemed dividend resulting from beneficial conversion features of the Series F Preferred Stock issued in association with the acquisition of Yazam.

Note (D) To retire bridge loan immediately subsequent to closing.

                             U.S. TECHNOLOGIES INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)

                                                       HISTORICAL
                                      ---------------------------------------------
                                          U.S.
                                      TECHNOLOGIES,     E2ENET.COM       YAZAM.COM                                 U.S.
                                          INC.             INC.            INC.                             TECHNOLOGIES, INC.
                                       YEAR ENDED      (JANUARY 1 -     YEAR ENDED     PRO FORMA                PRO FORMA
                                       12/31/2000     APRIL 12, 2000)   12/31/2000    ADJUSTMENTS   NOTES      CONSOLIDATED
                                      -------------   ---------------  ------------   -----------   -----   ------------------
Net sales and revenues..............     2,671,378               --      2,157,198                                4,828,576
Operating costs and expenses
  Cost of sales.....................     2,902,444               --             --                                2,902,444
  Selling, general and
    administrative expense..........     6,423,867          261,015     24,359,456                               31,044,338
  Impairment of long-lived assets...    12,304,800               --     16,922,916                               29,227,716
                                      ------------      -----------    ------------   -----------              ------------
        Total operating costs and
          expenses..................    21,631,111          261,015     41,282,372             0                 63,174,498
                                      ------------      -----------    ------------   -----------              ------------
Loss from operations................   (18,959,733)        (261,015)    (39,125,174)           0                (58,345,922)
Other expense (income)
  Interest, net.....................       (34,383)         173,284     (2,100,309)    1,304,269     (E)           (735,423)
                                                                                        (173,284)    (E)
                                                                                          95,000     (E)
  Equity in loss of associated
    companies.......................       640,350          600,068      2,134,708                                3,375,126
  Other, net........................      (206,863)              --             --                                 (206,863)
                                      ------------      -----------    ------------   -----------              ------------
        Total other expense
          (income)..................       399,104          773,352         34,399     1,225,985                  2,432,840
                                      ------------      -----------    ------------   -----------              ------------
Net loss before minority interest in
  loss of subsidiary................   (19,358,837)      (1,034,367)    (39,159,573)  (1,225,985)               (60,778,762)
Minority interest in loss of
  subsidiary........................      (707,740)              --             --                                 (707,740)
                                      ------------      -----------    ------------   -----------              ------------
Net loss............................   (18,651,097)      (1,034,367)    (39,159,573)  (1,225,985)               (60,071,022)
Deemed dividends to preferred
  shareholders......................    14,757,650               --             --     6,022,280     (F)         20,779,930
                                      ------------      -----------    ------------   -----------              ------------
Net loss available to common
  shareholders......................  $(33,408,747)     $(1,034,367)   $(39,159,573) $(7,248,265)             $(80,850,952)
                                      ============      ===========    ============   ===========              ============
Net loss per common share basic and
  diluted...........................  $      (1.14)                                                            $      (2.75)
                                      ============      ===========    ============   ===========              ============
Average common shares outstanding
  basic and diluted.................    29,408,063               --             --            --                 29,408,063
                                      ============      ===========    ============   ===========              ============

                             U.S. TECHNOLOGIES INC.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

    Please refer to the accompanying "Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements."

(E) Adjustment to reduce interest income assuming $22,000,000 cash portion of purchase price is paid out as of January 1, 2000 and unavailable for investment by Yazam, to eliminate interest expense on E2E shareholder notes payable and warrants converted to equity on the date of its acquisition by USXX and to record interest expense on the bridge loan.

(F) Adjustment for deemed dividend resulting from beneficial conversion features of the Series F Preferred Stock issued in association with the acquisition of Yazam.